UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

Lucira Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39976	27-2491037
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1315 63rd Street
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (814) 574-1546

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LHDXQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*	The registrant’s common stock began trading exclusively on the OTC Pink Marketplace on March 6, 2023 under the symbol “LHDXQ”.

Item 1.03 Bankruptcy or Receivership.

As previously reported, on February 22, 2023, Lucira Health, Inc. (the “Company” or the “Debtor”) filed a voluntary petition (Case No. 23-10242) for relief under Chapter 11 of title 11 the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such case, the “Case”). On April 6, 2023, the Company held an auction (the “Auction”) under Section 363 of the Bankruptcy Code relating to the disposition of all or substantially all of the Company’s assets. The winning bid at the Auction, and at the subsequently reopened Auction conducted before the Bankruptcy Court, was submitted by Pfizer Inc. (the “Buyer”). On April 20, 2023, the Company sold substantially all of its assets to the Buyer pursuant to that certain Asset Purchase Agreement dated as of April 12, 2023, as amended (the “Asset Purchase Agreement”).

On September 13, 2023, the Company filed its Amended Chapter 11 Plan of Liquidation of Lucira Health, Inc. (the “Chapter 11 Plan”) with the Bankruptcy Court. On September 19, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Chapter 11 Plan. Pursuant to the Chapter 11 Plan, all equity securities in the Company will be cancelled, released, and extinguished as of the Effective Date (as defined below) and holders of such equity securities will not receive any distributions under the Chapter 11 Plan on account of such equity securities. The “Effective Date” means the date that is the first business day after the entry of the Confirmation Order on which (i) no stay of the Confirmation Order is in effect; (ii) all conditions precedent to the occurrence of the Effective Date, as set forth in Article VIII.A of the Chapter 11 Plan, have been satisfied or waived in accordance with the Chapter 11 Plan; and (iii) the Debtor declares the Chapter 11 Plan effective.

The Chapter 11 Plan provides for the division of claims into Class 1 - Secured Claims, Class 2 - Other Priority Claims, Class 3 - General Unsecured Claims, Class 4 - Section 510(b) Claims, and Class 5 - Interests. Generally, (i) each Holder of Allowed Secured Claims will receive payment in full in Cash, delivery of the collateral securing any such Claim and payment of any interest, reinstatement of such Claim, or such other treatment rendering such Claim Unimpaired, (ii) each Holder of Allowed Other Priority Claims will receive payment in full in Cash or such other treatment rendering such Claim Unimpaired, (iii) each Holder of Allowed General Unsecured Claims will receive its pro rata right to recovery from the Liquidating Trust established pursuant to the Chapter 11 Plan, and (iv) Section 510(b) Claims, as well as Interests, shall be canceled, released, and extinguished and will be of no further force or effect, and Holders of such Claims and of Interests shall not receive any distributions under the Plan on account of such Claim or Interest.

On the Effective Date, a Liquidating Trustee will be appointed, and the Liquidating Trust will be established, and title to the Liquidating Trust Assets will be transferred to the Liquidating Trust, which will also succeed to all rights, interests, and obligations of the Company and the Estate under the Asset Purchase Agreement. The Liquidating Trustee will act as the exclusive representative of the Estate for all purposes and will have the responsibilities and authority set forth in the Liquidating Trust Agreement. The Chapter 11 Plan generally provides that the Liquidating Trustee will manage and distribute proceeds of the liquidation of the Company’s assets to holders of allowed claims in accordance with the Chapter 11 Plan. The Liquidating Trustee will, among other things, liquidate assets, resolve disputed claims, pursue any reserved causes of action, wind up the affairs of the Company, and make distributions in accordance with the Chapter 11 Plan. The Liquidating Trustee may maintain certain reserves that will be used to pay certain allowed claims under the Chapter 11 Plan. Following the (a) Effective Date, (b) the transfer of the Liquidating Trust Assets, and (c) the completion and filing of the Company’s final tax returns by the Liquidating Trustee, but prior to the filing of a Final Decree in the Case, the Liquidating Trustee will file a Certificate of Dissolution and other documents to dissolve the Company under applicable non-bankruptcy law.

As of September 19, 2023, there are 41,763,433 issued and outstanding shares of the Company’s common stock, and all such shares will be cancelled on the Effective Date pursuant to the Chapter 11 Plan. No shares of the Company’s common stock are reserved for future issuance in respect of claims and interests filed and allowed under the Chapter 11 Plan.

Capitalized terms used but not defined herein are as defined in the Chapter 11 Plan. The foregoing summary of the Chapter 11 Plan does not purport to be complete and is qualified in its entirety by reference to the Chapter 11 Plan and the Confirmation Order, copies of which are attached as Exhibit 2.1 and Exhibit 99.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

For information regarding the Company’s assets and liabilities, please reference the Monthly Operating Report (as defined below) discussed in Item 8.01 of this Current Report on Form 8-K, a copy of which is attached as Exhibit 99.2, and incorporated herein by reference. In addition to the information included in the Monthly Operating Report, the Company holds, and on the Effective Date will transfer to the Liquidating Trust, among other assets an employee retention credit claim in the amount of approximately $565,000.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Chapter 11 Plan, on the Effective Date, Brian Ryniker will be appointed as the Liquidating Trustee and representative of the Debtor’s Estate, and Erik T. Engelson, President, Chief Executive Officer and member of the Company’s Board of Directors (the “Board”), Michael Wyse, member of the Board, and Richard Narido, Chief Financial Officer, will each be deemed to have resigned from their respective positions as directors and officers of the Company.

Item 8.01 Other Events.

On September 21, 2023, the Company filed its monthly operating report with the Bankruptcy Court for the period beginning August 1, 2023 and ending August 31, 2023 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Note Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any Company securities, all of which will be canceled on the Effective Date. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. With the exception of the balance sheet and income statement, the financial information in the Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also relates to a period that is different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “shall” or “will” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the treatment of the Company’s securities and holders of various claims and interests in the Case, the establishment of the Liquidating Trust and actions to be taken thereunder, the appointment of the Liquidating Trustee and such trustee’s role and responsibilities in managing and distributing the Estate and dissolving the Company, the anticipated transfer of an employee retention credit, and the deemed resignation of the Company’s directors and officers. The Company has based these forward-looking statements largely on its current expectations and projections about future events. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amended Chapter 11 Plan of Liquidation for Lucira Health, Inc., dated September 13, 2023 (incorporated by reference to Exhibit A to the Findings of Fact, Conclusions of Law, and Order Approving the Disclosure Statement on a Final Basis and Confirming the Chapter 11 Plan of Liquidation for Lucira Health, Inc. filed herewith as Exhibit 99.1).

99.1	Findings of Fact, Conclusions of Law, and Order Approving the Disclosure Statement on a Final Basis and Confirming the Chapter 11 Plan of Liquidation for Lucira Health, Inc., dated September 19, 2023.

99.2	Monthly Operating Report, for the period covering August 1, 2023 through August 31, 2023, filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucira Health, Inc.

Date: September 25, 2023	By:	/s/ Richard Narido
Richard Narido, Chief Financial Officer